Brown Capital Management Mid Company Fund

(the “Mid Company Fund” or “Fund”)

Investor Shares (BCMSX)

Institutional Shares (BCMIX)

(a series of Brown Capital Management Mutual Funds)

Supplement dated July 10, 2024

to the Summary Prospectuses, Prospectuses, and Statement of Additional Information

dated July 28, 2023

(as previously supplemented)

This supplement updates information currently in the Summary Prospectuses, Prospectuses and Statement of Additional Information. Please retain this supplement for future reference.

Termination and Liquidation of the Mid Company Fund

On July 9, 2024, the Board of Trustees of Brown Capital Management Mutual Funds approved a Plan of Termination and Liquidation (the “Plan”) for the Brown Capital Management Mid Company Fund (“Fund”). The Brown Capital Management Mid Company Fund (formerly the Brown Capital Management Mid-Cap Fund) commenced operations on September 30, 2002. Brown Capital Management, LLC (the “Advisor”), the Fund’s investment advisor, recommended that the Board approve the Plan due to factors such as the Fund’s underperformance and diminished assets under management, limited growth opportunities, and the Advisor’s indication that it does not desire to continue subsidizing the Fund’s expenses. As a result, the Board concluded that it is in the best interests of the Fund and its shareholders to terminate and liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about August 12, 2024 (the “Termination Date”).

Effective July 10, 2024, the Fund is closed to new and subsequent investments. Any remaining shareholders on the Termination Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the Fund’s termination and liquidation.

As shareholders redeem shares of the Fund between July 10, 2024 and the Termination Date, the Fund may not be able to maintain its investment objective and other investment policies. Accordingly, the Fund may deviate from its investment objective and other investment policies during the period between July 10, 2024 and the Termination Date.

On or about July 10, 2024, all references to the Mid Company Fund are deleted from the Prospectuses and Statement of Additional Information.

For more information regarding this supplement please call 1-877-892-4BCM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.